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                                  Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File No. 333-26471, 333-80121 and 333-88361.

                                              ARTHUR ANDERSEN LLP

Philadelphia, PA
March 14, 2001